================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



       Date of Report (Date of Earliest Event Reported): November 17, 2003

                      NORTH ATLANTIC TRADING COMPANY, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         333-31931                                    13-3961898
------------------------------------   -----------------------------------------
   (Commission File Number)              (I.R.S. Employer Identification No.)

     257 PARK AVENUE SOUTH
     NEW YORK, NEW YORK                                     10010-7304
-------------------------------------------------  -----------------------------
     (Address of Principal Executive offices)             (Zip Code)

                                 (212) 253-8185
--------------------------------------------------------------------------------
               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if changed Since Last Report)

================================================================================

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           (a) On November 17, 2003, North Atlantic Trading Company, Inc., a Delaware corporation (the "Company"), purchased all of the outstanding shares of capital stock of Stoker, Inc., a Tennessee corporation ("Stoker"), pursuant to a Stock Purchase Agreement dated November 17, 2003 (the "Stock Purchase Agreement"), by and among the Company, Bobby Stoker, Ronald Stoker, Judith Stoker Fisher, BSF Partners, L.P., a Tennessee limited partnership, JFS Partners, L.P., a Tennessee limited partnership, and RBJ Machinery Co., LLC, a Tennessee limited liability company. The purchase price for the shares of Stoker (the "Stoker Shares") was $22.5 million in cash, subject to certain post-closing adjustments as set forth in the Stock Purchase Agreement. The amount of such consideration was determined as a result of arms-length negotiations among the parties. The foregoing description of the Stock Purchase Agreement is qualified by reference to the Stock Purchase Agreement, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

           On November 17, 2003, the Company entered into an amendment (the "Amendment") to its loan agreement, dated as of December 29, 2000, among the Company, certain of its subsidiaries and Bank One, N.A., as agent bank (the "Original Loan Agreement") for the purpose of (i) providing the Company with an additional subordinated Term B Loan in the principal amount of Twenty Three Million Dollars ($23,000,000), the proceeds of which were used by the Company to acquire the Stoker Shares and for general corporate purposes and (ii) adding Stoker and its subsidiaries as parties to the Original Loan Agreement and related loan and security interest documentation. The foregoing description of the Amendment and related documentation is qualified by reference to the Amendment and such other documentation, copies of which are filed as exhibits hereto and incorporated herein by reference.

           The Company's press release dated November 18, 2003, relating to its acquisition of the Stoker Shares, is filed as an exhibit hereto.

           (b) Stoker's assets include equipment, inventory, trademarks and trade secrets, chewing tobacco and make-your-own (MYO) tobacco. The Company intends to continue to make use of Stoker's assets in the same manner as they were previously utilized.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Financial Statements of Business Acquired
               -----------------------------------------

               Historical financial statements of Stoker will be filed by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(a)(4) of this Form.

          (b)  Pro Forma Financial Information
               -------------------------------

               Pro forma financial information of the Company will be filed by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 7(b)(2) of this Form.

          (c)  Exhibits
               --------

       EXHIBIT NO.                      DESCRIPTION

         2.1 Stock Purchase Agreement, dated as of November 17, 2003, among North Atlantic Trading Company, Inc., Bobby Stoker, Ronald Stoker, Judith Stoker Fisher, BSF Partners, L.P., JFS Partners, L.P., and RBJ Machinery Co., LLC.

         4.1 Class B Term Note dated November 17, 2003, issued by North Atlantic Trading Company, Inc. in favor of Upper Columbia Capital Company, LLC ("Upper Columbia") in the principal amount of Twenty Three Million Dollars ($23,000,000.00).

         4.2 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of 1888 Fund, Ltd. in the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00).

         4.3 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of MAGMA CDO, Ltd. in the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00).

         4.4 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of Bingham CDO, L.P. in the principal amount of Five Million Dollars ($5,000,000.00).

         4.5 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of Stellar Funding, Ltd. in the principal amount of Three Million Dollars ($3,000,000.00).

         10.1 2003B Amendment to Loan Documents dated as of November 17, 2003, among North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., National Tobacco Finance Corporation, Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., the Banks defined therein, Bank One, NA, as agent for the Banks ("Agent Bank"), the Class B Lenders as defined therein and Guggenheim Investment Management, LLC, as agent for Class B Lenders ("Class B Loan Agent").

         10.2 Amended and Restated Subordination Agreement dated as of November 17, 2003, by and among North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., National Tobacco Finance Corporation, Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., the Banks defined therein, Bank One, NA, as agent for the Banks ("Agent Bank"), the Class B Lenders as defined therein and Guggenheim Investment Management, LLC, as agent for Class B Lenders ("Class B Loan Agent").

         10.3 Second Amendment to Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, dated as of November 17, 2003, among Bank One, NA (as "Agent Bank" and "Mortgagee" for the benefit of the Banks as defined in the 2003B Amendment to Loan Agreement) and National Tobacco Company, L.P. (the "Mortgagor").

         10.4 Assignment of Security Interest in the United States Trademarks, dated November 17, 2003, issued by Stoker, Inc. in favor of Bank One, NA.

         10.5 Assignment of Security Interest in the United States Trademarks, dated November 17, 2003, issued by Fred Stoker & Sons, Inc. in favor of Bank One, NA.

         99.1 Press Release of North Atlantic Trading Company, Inc., dated November 18, 2003.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NORTH ATLANTIC TRADING COMPANY, INC.


Date:      November 24, 2003              By:  /s/  David I. Brunson
                                               ---------------------------------
                                               Name:  David I. Brunson
                                               Title: President

                                  EXHIBIT INDEX

      EXHIBIT NO.                   DESCRIPTION

         2.1 Stock Purchase Agreement, dated as of November 17, 2003, among North Atlantic Trading Company, Inc., Bobby Stoker, Ronald Stoker, Judith Stoker Fisher, BSF Partners, L.P., JFS Partners, L.P., and RBJ Machinery Co., LLC.

         4.1 Class B Term Note dated November 17, 2003, issued by North Atlantic Trading Company, Inc. in favor of Upper Columbia Capital Company, LLC ("Upper Columbia") in the principal amount of Twenty Three Million Dollars ($23,000,000.00).

         4.2 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of 1888 Fund, Ltd. in the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00).

         4.3 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of MAGMA CDO, Ltd. in the principal amount of Five Million Five Hundred Thousand Dollars ($5,500,000.00).

         4.4 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of Bingham CDO, L.P. in the principal amount of Five Million Dollars ($5,000,000.00).

         4.5 Class B Term Note dated July 31, 2003 (amended and restated as of November 17, 2003), issued by North Atlantic Trading Company, Inc., in favor of Stellar Funding, Ltd. in the principal amount of Three Million Dollars ($3,000,000.00).

         10.1 2003B Amendment to Loan Documents dated as of November 17, 2003, among North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., National Tobacco Finance Corporation, Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., the Banks defined therein, Bank One, NA, as agent for the Banks ("Agent Bank"), the Class B Lenders as defined therein and Guggenheim Investment Management, LLC, as agent for Class B Lenders ("Class B Loan Agent").

         10.2 Amended and Restated Subordination Agreement dated as of November 17, 2003, by and among North Atlantic Trading Company, Inc., National Tobacco Company, L.P., North Atlantic Operating Company, Inc., National Tobacco Finance Corporation, Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., the Banks defined therein, Bank One, NA, as agent for the Banks ("Agent Bank"), the Class B Lenders as defined therein and Guggenheim Investment Management, LLC, as agent for Class B Lenders ("Class B Loan Agent").

         10.3 Second Amendment to Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, dated as of November 17, 2003, among Bank One, NA (as "Agent Bank" and "Mortgagee" for the benefit of the Banks as defined in the 2003B Amendment to Loan Agreement) and National Tobacco Company, L.P. (the "Mortgagor").

         10.4 Assignment of Security Interest in the United States Trademarks, dated November 17, 2003, issued by Stoker, Inc. in favor of Bank One, NA.

         10.5 Assignment of Security Interest in the United States Trademarks, dated November 17, 2003, issued by Fred Stoker & Sons, Inc. in favor of Bank One, NA.

         99.1 Press Release of North Atlantic Trading Company, Inc., dated November 18, 2003.